Supplement to Prospectus dated March 1, 2004 (as revised July 1, 2004) and
Statement of Additional Information dated March 1, 2004 (as revised July 1, 2004)

Harbor Fund’s Board of Trustees, on behalf of Harbor Mid Cap Value Fund, has appointed LSV Asset Management (“LSV”), a registered investment adviser, to serve as the Fund’s subadviser replacing Dalton, Greiner, Hartman, Maher & Co., LLC (“DGHM”) effective September 30, 2004.

The appointment of LSV as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. (“Harbor Capital”). Harbor Capital will pay the subadvisory fee to LSV from its own assets.

Harbor Fund hereby replaces all references to “DGHM” with “LSV” as these references apply to Harbor Mid Cap Value Fund, in the Prospectus and Statement of Additional Information, except for references to subadvisory fees actually paid to DGHM.

The following replaces the information contained under the relevant captions in the Risk/Return Summary for Harbor Mid Cap Value Fund on pages 10 and 11 of the Prospectus:

PORTFOLIO MANAGERS
Josef Lakonishok
Robert Vishny
Menno Vermeulen
LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606

The Team commenced managing the fund on September 30, 2004.

INVESTMENT GOAL
Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

PRINCIPAL STRATEGIES AND INVESTMENTS
The fund invests primarily in equity securities, principally common stocks, of companies which, in the subadviser’s opinion, are out-of-favor (undervalued) in the market place at the time of purchase and have potential for appreciation.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the fund in a bottom-up, contrarian value approach. The primary components of the quantitative models are:

•	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,

•	indicators of past negative market sentiment, such as poor past stock price performance,

•	indicators of recent momentum, such as high recent stock price performance, and

•	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid cap companies.

The fund intends to invest substantially all, but must invest at least 80%, of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Value Index). The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

PRINCIPAL RISKS
Stocks do fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments if any of the following occurs:

•	A drop in the stock market.

•	The market favors small or large cap stocks over mid cap stocks, or growth over value stocks.

•	An adverse event, such as an unfavorable earnings report, depresses the value of a particular company’s stock.

•	The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks prove to be incorrect.

Because the fund invests primarily in stocks of mid cap companies, the fund’s performance may be more volatile than a fund which invests primarily in stocks of large cap companies. Mid cap companies may have more limited product lines, markets and financial resources than large cap companies. Mid cap companies may also have shorter operating histories and more volatile businesses. Mid cap stocks tend to trade in a wider price range than larger cap stocks. In addition, it may be harder to sell these stocks, particularly in large blocks, which can reduce their selling price.

The following replaces the information under the heading The Adviser and Subadvisers on page 30 of the Prospectus for the Mid Cap Value Composite Performance Information:

The following table presents the past performance of a composite of certain accounts managed by LSV Asset Management (“LSV”), which serves as the subadviser to Harbor Mid Cap Value Fund. The LSV Mid Cap Value composite is comprised of all fee paying accounts under discretionary management by LSV in LSV’s mid cap value investment strategy that have investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Value Fund. LSV has prepared and presented the historical performance shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of LSV in managing all mid cap value portfolios, with investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Value Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional share class and the expense payable by the Retirement and Investor shares classes of Harbor Mid Cap Value Fund for the fiscal year ended October 31, 2003 were used.

The historical performance of the Mid Cap Value composite is not that of any of the Harbor funds, including Harbor Mid Cap Value Fund and is not necessarily indicative of any fund’s future results. The Harbor Mid Cap Value Fund commenced operations on March 1, 2002. Harbor Mid Cap Value Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the composite, they may have had an adverse affect on the performance results of the composite.

LSV MID CAP VALUE COMPOSITE PERFORMANCE

	Average Annual Total Return For the Periods Ended December 31, 2003:
				Since Inception
Mid Cap Value Composite*	1 Year	3 Years	5 Years	September 1, 1997
Composite net of all Institutional Class operating expenses	38.64%	13.21%	9.93%	9.19%
Composite net of all Retirement Class operating expenses	38.32	12.93	9.66	8.93
Composite net of all Investor Class operating expenses	38.09	12.73	9.47	8.73
Composite gross of all operating expenses	41.68	15.82	12.49	11.74
Russell Midcap® Value Index	38.06	8.47	8.73	9.39

	Average Annual Total Return For the Periods Ended December 31:
	1997**	1998	1999	2000	2001	2002	2003
Composite net of all Institutional Class operating expenses	9.91%	-1.08%	-8.97%	21.55%	12.26%	-6.78%	38.64%
Composite net of all Retirement Class operating expenses	9.82	-1.33	-9.20	21.26	11.99	-7.02	38.32
Composite net of all Investor Class operating expenses	9.75	-1.51	-9.37	21.05	11.79	-7.19	38.09
Composite gross of all operating expenses	10.74	1.29	-6.75	24.30	14.85	-4.52	41.68
Russell Midcap® Value Index	10.52	5.08	-0.11	19.19	2.33	-9.65	38.06

Because the adviser voluntarily agreed to limit the fund’s institutional class shares total operating expenses for the current fiscal year to 0.95%, and the retirement and investor class share total operating expenses to 1.10% and 1.28% respectively, the performance of the composite net of advisory fees and expenses after giving effect to the expense limitations would have been:

	Average Annual Total Return For the Periods Ended December 31, 2003:
				Since Inception
	1 Year	3 Years	5 Years	September 1, 1997
Composite net after Institutional Class expense limitation	40.44%	14.76%	11.45%	10.71%
Composite net after Retirement Class expense limitation	40.12	14.48	11.17	10.44
Composite net after Investor Class expense limitation	39.89	14.28	10.98	10.24

	Average Annual Total Return For the Periods Ended December 31:
	1997	1998	1999	2000	2001	2002	2003
Composite net after Institutional Class expense limitation	10.40%	0.33%	-7.65%	23.18%	13.80%	-5.44%	40.44%
Composite net after Retirement Class expense limitation	10.31	0.08	-7.89	22.89	13.52	-5.68	40.12
Composite net after Investor Class expense limitation	10.25	-0.10	-8.06	22.68	13.32	-5.85	39.89

* This is not the performance of Harbor Mid Cap Value Fund. The Mid Cap Value composite includes all fee paying discretionary accounts managed by LSV in LSV’s mid cap value investment strategy which have investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Value Fund. As of December 31, 2003, the Mid Cap Value composite was composed of 9 accounts, totaling approximately $440 million.

** For the period September 1, 1997 to December 31, 1997.

The following replaces the information under the heading The Adviser and Subadvisers on page 32 of the Prospectus for the Harbor Mid Cap Value Fund only:

	PORTFOLIO MANAGER AND	MANAGER	BUSINESS EXPERIENCE
FUND	SUBADVISER	SINCE	(PAST FIVE YEARS)
Mid Cap Value	Josef Lakonishok LSV Asset Management 1 North Wacker Drive Chicago, IL 60606	2004	CEO, Founding Partner and Portfolio Manager, LSV (since 1994) and William G. Karnes Professor of Finance at the College of Commerce & Business Administration at the University of Illinois at Urbana-Champaign (since 1987).

	Robert Vishny LSV Asset Management	2004	Founding Partner and Portfolio Manager, LSV (since 1994) and Eric J. Gleacher Distinguished Service Professor of Finance, University of Chicago Graduate School of Business (since 1985).

	Menno Vermeulen LSV Asset Management	2004	Portfolio Manager, Senior Quantitative Analyst, LSV (since 1995) and Partner, LSV(since 1998)

Dated: September 30, 2004